ANTENNA PRODUCTS, INC.
                               1209 Orange Street
                           Wilmington, Delaware 19801

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 10, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Antenna Products, Inc. will be held at the National Depository Office located at 405 W. Loop 820 South, Fort Worth, Texas on Tuesday, October 10, 2000 at 9:00 a.m. for the following purposes:

         1) To elect six directors to serve for the ensuing year and until their respective successors are elected;

         2) To ratify the appointment of Weaver and Tidwell L.L.P. as the independent public auditors for FY01; and

         3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The close of business on August 25, 2000 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at the meeting or any adjournment or adjournments thereof.

         A copy of the Antenna Products, Inc. Form 10-KSB for fiscal 2000 is being mailed to stockholders with this Proxy Statement.

                                          By the Order of the Board of Directors
                                                                 Gary W. Havener
                                                                       President

                                   -----------

August 25, 2000

Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.
















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
                             ANTENNA PRODUCTS, INC.
                               1209 Orange Street
                           Wilmington, Delaware 19801

                                 PROXY STATEMENT

           Annual Meeting of Stockholders to be held October 10, 2000

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of Antenna Products, Inc. (the "Company" or "Antenna Products, Inc.") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on October 10, 2000 at 405 W. Loop 820 South, Fort Worth, Texas and at any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to stockholders on or about September 9, 2000.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.

                                     VOTING

         A stockholder may revoke a proxy at any time prior to its use. If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR management's nominees listed below under Election of Directors and the ratification of the appointment of Weaver and Tidwell L.L.P.

         Only stockholders of record at the close of business on August 25, 2000 will be entitled to vote at the meeting. The total number of issued and outstanding shares of common stock of the Company, $0.01 par value, ("Common Stock") as of August 25, 2000 is 2,135,728 shares, each share having one vote. There are no other issued or authorized classes of stock of the Company.

         Only votes cast in person or by proxy will be counted at the meeting. Abstentions, if any, will be reflected in the minutes of the meeting.












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
                              ELECTION OF DIRECTORS

         Six (6) Directors are to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The Company bylaws allow from one to twelve directors. It is the intention of the persons named in the accompanying form of proxy to vote for the nominees listed. All nominees have indicated their willingness to serve for the ensuing term, but if any nominee is unable or should decline to serve as a Director at the date of the Annual Meeting, it is the intention of the persons named in the proxy to vote for such other person or persons as they in their discretion shall determine. Proxies will not be voted, however, for more than six nominees. The ages of the nominees, their principal occupations or employment during the past five years, and other data regarding them, based upon information received from them are as follows:

                                                                   Director
Name               Age  Principal Occupation                       Since
----               ---  --------------------                       -----
Gary W. Havener    59   President and Chief Executive Officer,
                        Antenna Products, Inc.; Sole Director
                        Antenna Products Corp., API Acquisition
                        Corp., and Thirco, Inc., subsidiaries of
                        Antenna Products, Inc; President, API
                        Acquisition Corp., Thirco, Inc. and
                        Sinan Corp.                                January 1992

Clark D. Wraight   56   Vice President and Secretary, Treasurer,
                        Antenna Products, Inc.; President and
                        General Manager, Antenna Products Corp.;
                        and Vice President, Thirco, Inc.           October 1996

R. Allen Wahl      72   Independent Business
                        Consultant and past President &
                        COO of Valmont Industries                  October 1999

James Miles        58   Past Vice President and General Manager,
                        GTE Media Ventures; Past President, Contel
                        of California.                             November 1999

James Kenney       59   Executive Vice President and Owner
                        San Jacinto Securities, Inc.               November 1999

Billy J. Perry     57   Manager, Field Operations, Lockheed Martin
                                            Aeronautics.













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
         Mr. Havener served as the President of Antenna Products, Inc. from January 1992 until October 1999. Mr. Havener served as the President of Antenna Products Corporation from January 1996 until April 1999. Mr. Havener currently serves as President and CEO of Antenna Products, Inc., President of API Acquisition Corp., and President of Thirco, Inc. Mr. Havener also serves as sole director of Antenna Products Corporation, API Acquisition Corp. and Thirco, Inc. Since December 1984 Mr. Havener has served as the President of Sinan Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company.

         Mr. Wraight served as Vice President and Secretary Treasurer of Antenna Products Corporation from 1996 until April 1999 when he was appointed President. Mr. Wraight has been employed with Antenna Products since 1979 and has served as an officer of the Company since 1981. Mr. Wraight currently serves as President and General Manager of Antenna Products and Vice President of Thirco, Inc. a wholly owned subsidiary of the Company.

         Mr. Wahl is the past President and COO of Valmont Industries. The principal business of Valmont Industries is manufacturing steel tubular poles and lattice towers for the communication industry. Mr. Wahl currently serves as an independent business consultant.

         Mr. Miles served as past Vice President and General Manager of GTE Media Ventures, a cable television design and operations company, from 1994 until 1999 and had served as President of Contel of California, a telecommunications company from 1984 until 1996. Mr. Miles had been a Director of Desert Community Bank until 1994.

         Mr. Kenney has served as Executive Vice President and owner of San Jacinto Securities since 1993. San Jacinto Securities is an institutional stock brokerage firm.

         Mr. Perry has been employed with Lockheed Martin Aeronautics since 1965. Mr. Perry has been Manager of Field Operations with Lockheed Martin Aeronautics since 1994.

                               SECURITY OWNERSHIP

         The following table set forth the beneficial ownership of the Company's Common Stock as of August 25, 2000, (a) by each director, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more that 5% of the Company's Common Stock and (d) all directors and executive officers as a group.

Name and Address               Shares Owned Directly       Percent of
of Beneficial Owners (1)       and Indirectly              Class (2)
------------------------       ----------------------      ---------
Gary W. Havener   (3)
Sinan Corp.                    932,136                     43.64%
P.O. Box 121697
Ft. Worth, TX 76121

R. Allen Wahl                  10,000                       0.47%
13 Collinway Place
Dallas, TX 75230


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Clark D. Wraight
Antenna Products Corporation   150,710                      7.06%
101 S.E. 25th Ave.
Mineral Wells, TX 76067

BAE Systems Aerospace, Inc.    165,888                      7.77%
Advanced Systems
One Hazeltine Way
Greenlawn, NY 11740

All directors and officers     1,092,846                   51.2%
of Antenna Products, Inc.
As a group (Three Persons)

----

            (1) The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

            (2) Based on total outstanding shares of 2,135,728 as of August 25, 2000.

            (3) Sinan Corp., wholly owned by Mr. Havener and his children, owns of record 397,390 of these shares representing 18.61% of the total outstanding shares. Mr. Havener as President of Sinan Corp., has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.


























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
                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid during each of the last three fiscal years to the Chief Executive Officer of the Company.

                           SUMMARY COMPENSATION TABLE

Name and Principal Position             Annual Compensation
---------------------------             -------------------
President and CEO
-----------------
                            Fiscal Year                         Other Annual
                            Ended May 31  Salary ($) Bonus ($)  Compensation ($)
                            ------------  ---------- ---------  ----------------

G.W. Havener                2000          $0         $0          $2,000(1)
                                                                $32,667(2)
5-31-99 thru 10-11-99

William Poulin              2000          $51,923    $0         $ 2,000(1)
8-12-99 thru 5-31-00                                            $50,000(3)

G.W. Havener                1999          $0         $0         $ 1,500(1)
                                                                $98,000(4)

G.W. Havener                1998          $0         $0         $ 1,500(1)
                                                                $98,000(5)
-----

   (1)  Antenna Products, Inc. Director's Fee.
   (2)  2000 Antenna Products Corp. Director's Fee - $32,667 paid.
   (3)  Antenna Products, Inc. supplemental Director's Fee of $50,000.
   (4) 1999 Antenna Products Corp. Director's Fee - $57,167 paid and $40,833 accrued.
   (5) 1998 Antenna Products Corp. Director's Fee - $57,167 paid and $40,833 accrued.

        Accrued amounts are paid in the following year.

                          BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held four meetings in the fiscal year ended May 31, 2000. Gary Havener, Clark Wraight, and William Poulin were in attendance at each meeting.

         R. Allen Wahl attended three meetings, James Miles attended two meetings and James Kenney attended one meeting.

         On April 19, 2000 the Board of Directors elected three independent Directors, R. Allen Wahl, James Miles and James Kenney to serve on the three member audit committee.

         On June 13, 2000 the Board of Directors adopted a written charter for the audit committee. A copy of the charter has been included as an attachment to the proxy statement.

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                            COMPENSATION OF DIRECTORS

         Compensation for Antenna Products, Inc. Board members is set at $500 for each board meeting attended. A total of $2,000 was paid to Gary Havener, Clark Wraight, and William Poulin in the fiscal year ended May 31, 2000. William Poulin also received a supplemental Director's Fee of $50,000 in the fiscal year ended May 31, 2000. $1,500 was paid to R. Allen Wahl, $1,000 to James Miles and $500 to James Kenney in the fiscal year ended May 31, 2000.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.
                       APPOINTMENT OF INDEPENDENT AUDITORS

         On April 22, 1999, the Board of Directors of Antenna Products, Inc. (the "Company") adopted a resolution appointing Weaver and Tidwell, L.L.P., 307 West Seventh Street, Suite 1500, Fort Worth, Texas 76102 as the Company's principal accounting firm to audit the Company's financial statements.

         Subject to ratification by the stockholders, the Board of Directors appointed Weaver and Tidwell, L.L.P., independent auditors, to serve for the fiscal year ending May 31, 2001.

         Weaver and Tidwell, L.L.P. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Annual Meeting in October 2001 must be received by the Company not later than May 9, 2001, for inclusion in its Proxy Statement and form of proxy relating to that meeting.










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
                                  OTHER MATTERS

         The Board of Directors knows of no business other than that set forth in items 1 and 2 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.

         Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                              By Order of the Board of Directors
                                                                 Gary W. Havener
                                                                       President

August 25, 2000

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:

                             Antenna Products, Inc.
                   c/o Computershare Investor Services, L.L.C.
                                 P.O. Box A3504
                             Chicago, IL. 60690-3504























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